Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  OCTOBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-7

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     , With respect to the Agreement and as of the Determination Date for this month:

(a) The amounts below are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

          Class 7-A1....$      14.00103611  Class 7-A11...$         0.00000000
          Class 7-A2....$      14.00103627  Class 7-A12...$         0.00000000
          Class 7-A3....$      14.00104546  Class 7-PO....$         0.88126283
          Class 7-A4....$       9.47485007  Class 7-M.....$         0.67356162
          Class 7-A5....$       8.81775537  Class 7-B1....$         0.67356257
          Class 7-A6....$       0.00000000  Class 7-B2....$         0.67355984
          Class 7-A7....$      10.29495455  Class 7-B3....$         0.67355971
          Class 7-A8....$       0.00000000  Class 7-B4....$         0.67356468
          Class 7-A9....$       0.00000000  Class 7-B5....$         0.67356506
          Class 7-A10...$       0.00000000  Class 7-R.....$         0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

          Class 7-A1....$      13.00956216  Class 7-A8....$         0.00000000
          Class 7-A2....$      13.00956231  Class 7-A9....$         0.00000000
          Class 7-A3....$      13.00957085  Class 7-10....$         0.00000000
          Class 7-A4....$       8.80389494  Class 7-11....$         0.00000000
          Class 7-A5....$       8.19333196  Class 7-12....$         0.00000000
          Class 7-A6....$       0.00000000  Class 7-PO....$         0.81885680
          Class 7-A7....$       9.56592427  Class 7-M.....$         0.00000000

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          Class 7-B1....$       0.00000000  Class 7-B4....$         0.00000000
          Class 7-B2....$       0.00000000  Class 7-B5....$         0.00000000
          Class 7-B3....$       0.00000000  Class 7-R.....$         0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 7-A1....$       7.13275592  Class 7-M.....$         6.24174701
          Class 7-A2....$       5.70620528  Class 7-B1....$         6.24174796
          Class 7-A3....$       5.66658216  Class 7-B2....$         6.24174819
          Class 7-A4....$       5.74075267  Class 7-B3....$         6.24174510
          Class 7-A5....$       6.46107772  Class 7-B4....$         6.24174628
          Class 7-A6....$       5.93749977  Class 7-B5....$         6.24173823
          Class 7-A7....$       6.12250957  Class 7-R.....$         0.00000000
          Class 7-A8....$       6.25000000  Class 7-S.....$         0.35234516
          Class 7-A9....$       0.00000000
          Class 7-A10...$       6.66666700
          Class 7-A11...$       6.25000000
          Class 7-A12...$       6.04166650

     iv)  Accrual Amount:

          Class 7-A9...........  $       43,032.91


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:......$       0.20970488

(b) The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:........$   336,312,996.73

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:..................             1,189

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                   Class Certificate          Single
                                   Principal Balance   Certificate Balance
                                   -----------------   -------------------

          Class 7-A1........     $     29,556,701.03   $          937.03
          Class 7-A2........     $      5,316,913.21   $          937.03
          Class 7-A3........     $    140,525,913.02   $          937.03
          Class 7-A4........     $     16,055,018.36   $          957.39
          Class 7-A5........     $     33,951,756.56   $          960.34

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          Class 7-A6........     $     12,029,747.00   $        1,000.00
          Class 7-A7........     $      4,051,701.46   $          969.31
          Class 7-A8........     $      2,760,000.00   $        1,000.00
          Class 7-A9........     $      6,928,298.54   $        1,018.87
          Class 7-A10.......     $     10,000,000.00   $        1,000.00
          Class 7-A11.......     $     40,000,000.00   $        1,000.00
          Class 7-A12.......     $     20,000,000.00   $        1,000.00
          Class 7-PO........     $        281,147.20   $          997.04
          Class 7-M.........     $      5,243,223.39   $          998.01
          Class 7-B1........     $      3,495,482.25   $          998.01
          Class 7-B2........     $      2,621,611.20   $          998.01
          Class 7-B3........     $      1,747,741.13   $          998.01
          Class 7-B4........     $        524,321.44   $          998.01
          Class 7-B5........     $      1,223,420.94   $          998.01
          Class 7-S.........     $    323,026,949.73   $          958.76
          Class 7-R.........     $              0.00   $            0.00

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...................................$            0.00
          unpaid principal balance.....................$            0.00
          number of related mortgage loans.............                0

     ix) The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                          Number       11    Principal Balance   $ 2,865,142.16
               (2)  60-89 days
                          Number        2    Principal Balance   $   346,079.80
               (3)  90 days or more
                          Number        0    Principal Balance   $         0.00

          (b)  in foreclosure
                          Number        0    Principal Balance   $         0.00

     x) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):...........................$         0.00

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     xi)  The Senior Percentage for such Distribution Date:......     95.616500%

          The Junior Percentage for such Distribution Date:......      4.383500%

     xii) The Senior Prepayment Percentage for such Distribution
          Date:..................................................    100.000000%

          The Junior Prepayment Percentage for such Distribution
          Date:..................................................      0.000000%